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                                                                   Exhibit 10.44

                      FIFTH AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of January 29, 1999, by and among P-Com, Inc., a Delaware corporation ("Borrower"), the financial institutions named on the signature pages hereof (each, a "Lender" and collectively the "Lenders"), Union Bank of California, N.A., as administrative agent for the Lenders ("Agent"), and Bank of America National Trust and Savings Association, as syndication agent ("Syndication Agent"), with reference to the following facts:

     A. Borrower, Agent, Syndication Agent and Lenders are parties to that certain Credit Agreement dated as of May 15, 1998, as amended (the "Credit Agreement"). The Credit Agreement and all related and supporting documents collectively are referred to in this Amendment as the "Loan Documents."

     B. The parties desire to amend certain provisions of the Credit Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     1.  Defined Terms. Capitalized terms not otherwise defined herein shall
         -------------
have the same meanings as set forth in the Credit Agreement and the other Loan Documents.

     2.  Amendments to Credit Agreement. The Credit Agreement is hereby amended
         ------------------------------
as follows:

         (a)  Consent to Note Exchange. Notwithstanding any provisions of the
              ------------------------
Credit Agreement, subject to the terms and conditions contained herein, and in reliance on the representations and warranties of the Borrower set forth herein, Lenders hereby consent to the exchange from time to time by Borrower of certain shares of its Common Stock for certain of the Notes issued pursuant to that certain Indenture dated as of November 1, 1997, between Borrower and State Street Bank and Trust Company of California, N.A., as Trustee, relating to Borrower's 4 1/4% Convertible Subordinated Notes due 2002 provided that (i) at
                                                          --------
the time of and immediately following any such exchange there shall exist no condition or event that constitutes an Event of Default or Potential Event of Default; (ii) Borrower shall not make any cash payments in connection with any such exchange; (iii) for the purpose of calculating Consolidated Funded Debt under Section 6.2(b), the reduction in the Debt evidenced by the Notes exchanged shall not exceed Fifteen Million Dollars ($15,000,000) in the aggregate, regardless of the actual principal amount of such exchanged Notes, and (iv) any profit recognized from any such exchange or exchanges shall be excluded from the calculation of Consolidated Operating Income and Consolidated Net Income under
Section 6.2(d).

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     3.  Conditions to Effectiveness.
         ---------------------------
     This Amendment shall become effective as of the first date above written (the "Effective Date"), only upon:

         (a) receipt by the Agent of the following (each of which shall be in form and substance satisfactory to the Agent and its counsel):

              (i) counterparts of this Amendment duly executed on behalf of the Borrower and the Lenders;

              (ii) copies of resolutions of the Board of Directors or other authorizing documents of the Borrower, authorizing the execution and delivery of this Amendment; and

         (b) affirmations of the Guaranty, duly executed on behalf of each Guarantor.

     4.  Representations and Warranties. In order to induce the Lenders to enter
         ------------------------------
into this Amendment, the Borrower represents and warrants to the Lenders that the following statements are true, correct and complete as of the effective date of this Amendment:

         (a)  Corporate Power and Authority. The Borrower has all requisite
              -----------------------------
corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"). The Certificate of Incorporation and Bylaws of the Borrower have not been amended since the copies previously delivered to the Lenders.

         (b)  Authorization of Agreements. The execution and delivery of this
              ---------------------------
Amendment and the performance by the Borrower of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

         (c)  No Conflict. The execution and delivery by the Borrower of this
              -----------
Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower, except to the extent not resulting in a Material Adverse Effect, (ii) the Certificate of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower, or (iv) any material agreement or instrument binding on the Borrower, except to the extent not resulting in a Material Adverse Effect.

         (d)  Governmental Consents. The execution and delivery by the Borrower
              ---------------------
of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (except routine reports required pursuant to the Securities Exchange Act of 1934, as amended (as such act is applicable to any Loan Party), which reports will be made in the ordinary course of business).

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         (e)  Binding Obligation. This Amendment and the Amended Agreement have
              ------------------
been duly executed and delivered by the Borrower and are the binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws and equitable principles relating to or affecting creditors' rights.

         (f)  Incorporation of Representations and Warranties From Credit
              -----------------------------------------------------------
Agreement. The representations and warranties contained in Section 5.1 of the
---------
Credit Agreement are correct in all material respects on and as of the effective date of this Amendment as though made on and as of such date.

         (g)  Absence of Default. After giving effect to this Amendment, no
              ------------------
event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

     5.  Release.
         -------

         (a) Each Loan Party acknowledges that Lenders would not enter into this Amendment without the Loan Parties' assurance that each Loan Party has no claims against any Lender, the Agent, Syndication Agent, or any of such parties' officers, directors, employees or agents, arising out of or related to the Loan Documents or any other agreement between any Loan Party and any Lender. Except for the obligations arising hereafter under the Amended Agreement, each Loan Party releases each Lender, the Agent, Syndication Agent, and each of such parties' officers, directors and employees from any known or unknown claims which any Loan Party now has against any Lender, the Agent, or Syndication Agent of any nature, arising out of or related to the Loan Documents or any other agreement between any Loan Party and any Lender, including any claims that any Loan Party, or any Loan Party's successors, counsel, and advisors may in the future discover they would have had now if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability. Each Loan Party waives the provisions of California Civil Code section 1542, which states:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         (b) The provisions, waivers and releases set forth in this section are binding upon each Loan Party and each Loan Party's shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of each Lender, the Agent, Syndication Agent, and each such party's agents, employees, officers, directors, assigns and successors in interest as parties to the Credit Agreement.

         (c) The provisions of this section shall survive payment in full of the obligations, full performance of all the terms of this Amendment and the Loan Documents,
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and/or the Agent's or any Lender's actions to exercise any remedy available under the Loan Documents or otherwise.

         (d) Each Loan Party warrants and represents that each such Loan Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Loan Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each Loan Party shall indemnify and hold harmless each Lender, the Agent, and Syndication Agent, from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

     6.  Miscellaneous.
         -------------

     (a)       Reference to and Effect on the Credit Agreement and the Other
               -------------------------------------------------------------
Loan Documents.
--------------

         (i) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lenders under the Credit Agreement or any of the other Loan Documents.

     (b) Fees and Expenses. All costs and expenses of the Agent and
         -----------------
Lenders, including, but not limited to, reasonable attorneys' fees and the reasonable estimate of the allocated cost of in-house counsel and staff, incurred by the Agent and Lenders in the preparation and negotiation of this Amendment constitute costs and expenses in connection with the amendment and restructuring of the Loan Documents, and as such are payable by the Borrower in accordance with Section 9.5 of the Credit Agreement.

     (c) Headings. Section and subsection headings in this Amendment are
         --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (d) Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE
         --------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

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INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS
PRINCIPLES.

          (e)  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

P-COM, INC.


By:    /s/ Michael J. Sophie
       -----------------------
Title: CFO/VP Financial
       -----------------------

AGENT:

UNION BANK OF CALIFORNIA, N.A.


By:    /s/ Allan B. Miner
       -----------------------
Title: Vice President
       -----------------------

LENDERS:

UNION BANK OF CALIFORNIA, N.A.


By:   /s/ Allan B. Miner
      ------------------------
Title: Vice President
      ------------------------

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

By:    /s/ Fred L. Thorne
       -----------------------
Title:
       _______________________

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

                            AFFIRMATION OF GUARANTY
                            -----------------------

     The undersigned Guarantors hereby acknowledge and agree to the terms of the foregoing Fifth Amendment to Credit Agreement (the "Amendment"), and further acknowledge and agree that nothing contained in the Amendment in any way affects the validity and enforceability of that certain Subsidiary Guaranty (the "Guaranty") dated as of May 15, 1998, executed by each of the undersigned Guarantors in favor of Lenders, the validity and effectiveness of which Guaranty is hereby reaffirmed as of the Effective Date of the Amendment.

                         CONTROL RESOURCES CORPORATION

                         By: /s/ Warren T. Lazarow
                             ---------------------------
                              Name:  Warren T. Lazarow
                              Title: Secretary

                         P-COM NETWORK SERVICES, INC.


                         By: /s/ Warren T. Lazarow
                             ---------------------------
                              Name:  Warren T. Lazarow
                              Title: Secretary

                         P-COM FINANCE CORPORATION


                         By: /s/ Michael J. Sophie
                             ---------------------------
                              Name: Michael J. Sophie
                              Title: CFO/VP Financial

                         P-COM UNITED KINGDOM, INC.


                         By: /s/ Warren T. Lazarow
                             ---------------------------
                              Name:  Warren T. Lazarow
                              Title: Secretary

                         TELEMATICS, INC.


                         By: /s/ Warren T. Lazarow
                             ---------------------------
                              Name: Warren T. Lazarow
                              Title: Secretary

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